AMENDMENT 1 TO CAPACITY RESERVATION AND WAFER SUPPLY COMMITMENT AGREEMENT NO. 00054240

This Amendment to Capacity Reservation and Wafer Supply Commitment Agreement No. 00054240 ("Amendment 1") is made and entered into between Cirrus Logic, Inc. and Cirrus Logic International (U.K) Ltd. (collectively the "Customer") and GlobalFoundries Singapore Pte. Ltd. ("GF"). This Amendment 1 will be effective on the date identified below by the last party to sign this Amendment; however, if a Party fails to identify a date of signing, this Amendment 1 will be effective on the date of signing identified by GF ("Effective Date").

WHEREAS, GF and Customer are Parties to Capacity Reservation and Wafer Supply Commitment Agreement No. 00054240 with an effective date of July 28, 2021 (the "Agreement");

WHEREAS, the Parties wish to amend the quantity of wafers of manufacturing capacity reserved for 2025 and 2026 under the Agreement, and further set forth the quarterly shipment spread for those years;

WHEREAS, GF and Customer desire to amend the Agreement as set forth herein;

NOW, THEREFORE, the Parties hereby agree as follows:

1. Customer's annual reservation for 2025 will be [redacted] wafers. Customer's annual reservation for 2026 will be [redacted] wafers. To reflect the above, and the agreed quarterly shipment spread for 2025 and 2026, Table 2 in the Agreement is hereby deleted in its entirety and replaced with the following new Table 2:

Table 2
2025-2026 Annual Reservations
55 BCDLite 300mm wafers out

	Q1 2025	Q2 2025	Q3 2025	Q4 2025
2025 Reservation	[redacted]	[redacted]	[redacted]	[redacted]
	The annual reservation is [redacted] wafers.			

	Q1 2026	Q2 2026	Q3 2026	Q4 2026
2026 Reservation	[redacted]	[redacted]	[redacted]	[redacted]
	The annual reservation is [redacted] wafers.			

2. The Parties may execute this Amendment by hand or electronically and in multiple counterparts, and each such method of signing will constitute a signed original. Once signed, any reproduction of this Amendment made by reliable means (e.g., electronic image or photocopy) will be deemed an original.

3. No Other Amendment or Modification. Defined terms in this Amendment 1 will have the same meanings given to them in the Agreement. Except as expressly set forth in this Amendment 1, the Agreement remains in full force and effect without further modification. The terms and conditions of the Agreement will not be further modified or amended except by a writing signed by authorized representatives of both Parties, it being understood that this requirement of written form may only be waived in writing by all Parties.

Accepted and Agreed To:

Cirrus Logic, Inc. (on behalf of itself and its Affiliates other than Cirrus Logic International (U.K.) Ltd.)

By: Signed by: 5EF10429D2F94F8...
Authorized Signature

Name: Ulf Habermann
Please print or type name

Title: Interim CFO
Please print or type title

Date: 17-Feb-2025 | 10:21:44 PST
Write month out in full

GlobalFoundries Singapore Pte. Ltd.

By: DocuSigned by: FF0D1E0C3656450...
Authorized Signature

Name: Nigel Lim

Title: Senior Director, Business Operations

Date: 18-Feb-2025 | 17:14:03 PST
Write month out in full

Cirrus Logic International (U.K.) Ltd.

By: Signed by: 5EF10429D2F94F8...
Authorized Signature

Name: Ulf Habermann
Please print or type name

Title: Interim CFO
Please print or type title

Date: 17-Feb-2025 | 10:21:44 PST
Write month out in full